Exhibit 3.113

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “UNICHAPPELL MUSIC INC.” AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF INCORPORATION, FILED THE EIGHTEENTH DAY OF DECEMBER, A.D. 1984, AT 3 O’CLOCK P.M.

CERTIFICATE OF MERGER, CHANGING ITS NAME FROM “NEW UNICHAPPELL MUSIC INC.” TO “UNICHAPPELL MUSIC INC.”, FILED THE TWENTY-SEVENTH DAY OF DECEMBER, A.D. 1984, AT 11:05 O’CLOCK A.M.

CERTIFICATE OF RESIGNATION OF REGISTERED AGENT WITHOUT APPOINTMENT, FILED THE TWENTY-SEVENTH DAY OF DECEMBER, A.D. 1990, AT 10 O’CLOCK A.M.

CERTIFICATE OF RENEWAL, FILED THE TWENTY-FIRST DAY OF FEBRUARY, A.D. 1992, AT 9 O’CLOCK A.M.

CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE FOURTEENTH DAY OF MAY, A.D. 1996, AT 10 O’CLOCK A.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION.

		[SEAL]

			/s/ Harriet Smith Windsor
			Harriet Smith Windsor, Secretary of State

2050937	8100H		AUTHENTICATION:	2878098

040036376			DATE:	01-20-04

1

FILED

DEC 18 1984 3 PM

CERTIFICATE OF INCORPORATION	/s/ [ILLEGIBLE]
SECRETARY OF STATE
OF

NEW UNICHAPPELL MUSIC INC.

FIRST:           The name of the corporation is: NEW UNICHAPPELL MUSIC INC.

SECOND:      The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware. The name of the registered agent at such address is The Corporation Trust Company.

THIRD:         The nature of the business or purpose to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH:     The total number of shares of stock which the corporation shall have authority to issue is 1,000 shares of Common Stock and the par value of each such share is $1.00.

FIFTH:          The name and mailing address of the incorporator is as follows:

Name:	Mailing Address:

Elizabeth D. Bauman	Shearman & Sterling
153 East 53rd Street
New York, New York 10022

SIXTH:          The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights and powers conferred herein upon stockholders and directors are granted subject to this reservation.

SEVENTH:    In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the By-Laws of the corporation.

EIGHTH:       Any one or more directors may be removed, with or without cause, by the vote or written consent of the holders of a majority of the issued and outstanding shares of Common Stock of the corporation.

NINTH:         Meetings of stockholders shall be held at such place, within or without the State of Delaware, as may be designated by or in the manner provided in the By-Laws, or, if not so designated, at the registered office of the corporation in the State of Delaware. Elections of directors need not be by written ballot unless and to the extent that the By-Laws so provide.

2

TENTH:        Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs.  If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

3

THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true and accordingly have hereunto set my hand this 18th day of December, 1984.

/s/ Elizabeth D. Bauman
Elizabeth D. Bauman
Incorporator

4

FILED

DEC 27 2004 11:05 AM

CERTIFICATE OF MERGER	/s/ [ILLEGIBLE]
OF	SECRETARY OF STATE

UNICHAPPEL MUSIC INC.
INTO
NEW UNICHAPPEL MUSIC INC.

Pursuant to Section 252(c) of the Delaware General Corporation Law, Steven E. Fret Vice-President of Unichappell Music Inc. and Marjorie S. Elkin, Vice-President of New Unichappell Music Inc., do hereby certify as follows:

FIRST:             The name and state of incorporation of the constituent corporations are as follows:

Unichappell Music Inc.,

a New York corporation

and

New Unichappell Music Inc.,

a Delaware corporation.

SECOND:        A Plan of Merger and Agreement dated December 20, 1984 (the “Merger Agreement”) has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with Section 252(c) of the Delaware General Corporation Law.

THIRD:            New Unichappell Music Inc. shall be the surviving corporation and its name shall be changed to Unichapppell Music Inc.

FOURTH:        The first paragraph of the Certificate of Incorporation of New Unichappell Music Inc. shall be amended to read in its entirety as follows:

“The name of the corporation is:

Unichappell Music Inc.”

and, as so amended, shall be the Certificate of Incorporation of the surviving corporation.

FIFTH:             The executed Merger Agreement is on file at the principal place of business of New Unichappell Music Inc., c/o Zimet, Haines, Moss & Friedman, 460 Park Avenue, New York, New York 10022.

SIXTH:            A copy of the Merger Agreement will be furnished by New Unichappell Music Inc., on request and without cost, to any stockholder of either of the constituent corporations.

SEVENTH:      This merger may be terminated by the board of directors of either of the constituent corporations or amended by the board of directors of each of the constituent corporations, in accordance with the provisions of Section 252(e) of the Delaware General Corporation Law, at any time prior to the filing hereof with the Secretary of State.

EIGHTH:          The authorized capital stock or Unichappell Music consists of 100 shares of common stock.

Dated:	December 20, 1984

/s/ Steven E. Fret
Steven E. Fret, Vice-President
ATTEST:		of Unichappell Music Inc.

/s/ Peter Dordal
Peter Dordal, Secretary
of Unichappell Music Inc.

/s/ Marjorie S. Elkin
Marjorie S. Elkin
Vice President of New Unichappell Music Inc.

ATTEST:

/s/ Patricia N. Epstein
Patricia N. Epstein
Secretary of New Unichappell Music
Music Inc.

2

FILED

DEC 27 1990 10 A.M.

/s/ [ILLEGIBLE]
CERTIFICATE OF RESIGNATION OF REGISTERED AGENT	SECRETARY OF STATE

The undersigned hereby certifies that after due notice given pursuant to Section 136 of the General Corporation Law of Delaware, THE CORPORATION TRUST COMPANY hereby resigns as Registered Agent.

Dated: November 28, 1990

THE CORPORATION TRUST COMPANY

		By	/s/ Kenneth J. Uva
KENNETH J. UVA
Vice President

ATTEST

By	/s/ Donald Grella
DONALD GRELLA
Assistant Secretary

AFFIDAVIT

OF

NOTICE OF RESIGNATION OF REGISTERED AGENT

State of New York	)
) ss
County of New York	)

I HEREBY CERTIFY that the subscriber, KENNETH J. UVA, appeared before me, a notary public in and for the state and county aforesaid and, after being duly sworn, stated that due notice of the resignation of THE CORPORATION TRUST COMPANY as the registered agent was sent, by certified mail to the last known address of the attorney for the corporation or the last known address of the corporation, as shown on our records, more than 30 days prior to the date of the filing of the Certificate of Resignation of Registered Agent.

/s/ Kenneth J. Uva
Kenneth J. Uva, Vice President
The Corporation Trust Company

Sworn to and subscribed before me
this 28th day of NOVEMBER	/s/ Regina M. Dunn
1990.	REGINA M. DUNN
Notary Public, State of New York
No. 31-4726520
Qualified in New York County
Commission Expires March 30, 1992

02/11/91	CORPORATIONS FOR WHICH CORPORATION TRUST HAS RESIGNED AS REGISTER AGENT

FILE NO.	CORPORATION NAME	EFFECTIVE DATE

0080727	FABIUS & CO. EXPORT, INC.	12/27/1990
0206123	CONTINENTAL STEEL CORPORATION	12/27/1990
0215607	STACY INDUSTRIES, INC.	12/27/1990
0241303	MACMILLAN RING-FREE OIL CO., INC.	12/27/1990
0254612	LORD ELECTRIC COMPANY, INC.	12/27/1990
0263428	FONES BROTHERS HARDWARE COMPANY	12/27/1990
0301426	NIAGARA LIQUIDATING CORPORATION	12/27/1990
0352821	TRANSAMERICAN FREIGHT LINES, INC.	12/27/1990
0385624	STANDARD TEMPERATURE CONTROLS, INC.	12/27/1990
0400208	GLENMAR CINESTATE, INC.	12/27/1990
0402426	STARCASE BOSTON CORPORATION	12/27/1990
0406706	FISHERMEN’S FEDERATION, INC.	12/27/1990
0412402	PHJ CO., INC.	12/27/1990
0414712	ALABAMA NOVELTY HOUSE, INC.	12/27/1990
0416713	RICHMAN APARTMENT CORPORATION	12/27/1990
0424611	RIGGS INVESTMENT CORPORATION	12/27/1990
0426301	NAMAR FOODS, INC.	12/27/1990
0439229	NICKLOS OIL & GAS COMPANY	12/27/1990
0450830	1870 WYOMING AVENUE, N.W., INC.	12/27/1990
0454106	PATHE LABORATORIES, INC.	12/27/1990
0457528	SHEETWATER HOMES, INC.	12/27/1990
0478113	BEN WILLIAMS EQUIPMENT COMPANY, INC.	12/27/1990
0478725	OIL PARTICIPATIONS INCORPORATED	12/27/1990
0483924	WILLIAMS MEAT CO., INC.	12/27/1990
0493408	SHERRILL MINTER, INC.	12/27/1990
0500402	HARVARD HOLDING CORPORATION	12/27/1990
0519215	U.A. INTERNATINAL, INC.	12/27/1990
0521904	VALCHEM CORPORATION	12/27/1990
0525212	THE CITIZENS’ RESEARCH FOUNDATION	12/27/1990
0537704	U. S. MAGNET & ALLOY CORPORATION	12/27/1990
0545115	LORD CORPORATION	12/27/1990
0558405	GEOTHERMAL RESOURCES INTERNATIONAL, INC.	12/27/1990
0563101	GROVE MANUFACTURING, INC.	12/27/1990
0565809	DAY & FRICK, INC.	12/27/1990
0569921	EASTERN RAILROAD INDUSTRIES, INC.	12/27/1990
0573527	UNIVERSAL BOW TRANSPORT, INC.	12/27/1990
0574518	CESARANI SPENCER, INC.	12/27/1990
0580310	NAT-SYN-CO., INC.	12/27/1990
0583722	VIRTUE BROS. MFG. CO., INC.	12/27/1990
0584230	JOSAN MANUFACTURING CO.	12/27/1990
0587803	OKLAHOMA CLOTHING MANUFACTURERS CORPORATION	12/27/1990
0597808	STONBERNARDINO PROPERTIES, INC.	12/27/1990
0597811	MIDLAND INTERNATIONAL TRADE SERVICES (USA) CORPORATION	12/27/1990
0603229	SHERINGHAM PROPERTIES, INC.	12/27/1990
0606720	BELLEFONTE CORP.	12/27/1990
0607803	ALBANTU SUPERIOR CORPORATION	12/27/1990
0612127	FORMAT PRINTING COMPANY, INC.	12/27/1990
0618829	WHITING ASSOCIATES INTERNATIONAL, INC.	12/27/1990
0619702	ALTEC CORPORATION	12/27/1990
0625923	RUSCO INDUSTRIES, INC.	12/27/1990

FILE NO.	CORPORATION NAME	EFFECTIVE DATE

0635215	DUTCH BLUM TRUCKING, INC.	12/27/1990
0636329	ITT ELECTRO-PHYSICS LABORATORIES INC.	12/27/1990
0650419	FAIRCON, INC.	12/27/1990
0651510	IVEY, INC.	12/27/1990
0652819	AMINOIL DEL ECUADOR, S.A.	12/27/1990
0654821	WOLK ASSOCIATES, INC.	12/27/1990
0655517	INVESTMENT LEAING SERVICES, INC.	12/27/1990
0655919	WESTERN RESTORATION COMPANY	12/27/1990
0660423	DIVERSA-GRAPHICS, INC.	12/27/1990
0662630	MEXICAN AMERICAN CAR & EQUIPMENT COMPANY	12/27/1990
0663630	M-C EQUIPMENT CORP.	12/27/1990
0664913	CHESTNUT TRUCKING COMPANY	12/27/1990
0667613	SCIENTIFIC ENVIRONMENTALS, INC.	12/27/1990
0671006	RYAN PETROLEUM CORPORATION	12/27/1990
0676915	NATIONAL CLOTHIERS, INC.	12/27/1990
0683805	CRITIC MILLS, INC.	12/27/1990
0688406	FERRY & HENDERSON ARCHITECTS, INC.	12/27/1990
0688626	DALTON TRUCK SALES, INC.	12/27/1990
0690824	FOOTWEAR UNLIMITED GEORGIA, INC.	12/27/1990
0693128	GAYLORD BROADCASTING COMPANY OF OHIO	12/27/1990
0694627	NSI CORPORATION	12/27/1990
0698924	TRANSCONTINENTAL OIL PROGRAMS, INC.	12/27/1990
0699410	CONFORTI ENTERPRISES INC.	12/27/1990
0699412	HARRIS AUTOMATED MACHINERY CO.	12/27/1990
0706001	WILLIAM E. ROONEY INVESTMENTS, INC.	12/27/1990
0712021	ASSOCIATED CARE ENTERPRISES, INC.	12/27/1990
0712119	MARATHON OFFICE SUPPLY, INC.	12/27/1990
0713006	AKF FOODS, INC.	12/27/1990
0714913	GUS MAYER STORES, INC.	12/27/1990
0718423	ACME PRECISION PRODUCTS, INC.	12/27/1990
0719404	CARTER AUTO TRANSPORT & SERVICE LEASING CORP.	12/27/1990
0720021	SIMPLEX MAILS, INC.	12/27/1990
0721522	BRUCOL INDUSTRIES, INC.	12/27/1990
0726003	WARNER CABLE COMMUNICATIONS OF RESTON, INC.	12/27/1990
0726311	SERVESTATE CORPORATION	12/27/1990
0727401	SEAMON OF PUERTO RICO, INC.	12/27/1990
0731701	CZARNIKOW – RIONDA COMPANY, INC.	12/27/1990
0732030	BEDCO LEASING COMPANY, INC.	12/27/1990
0732603	MADDA TRADING COMPANY	12/27/1990
0733421	C-E INDUSTRIAL PRODUCTS, INC.	12/27/1990
0737013	HOOGOVENS ALUMINIUM EUROPE, INC.	12/27/1990
0740024	BRYANT INTERNATIONAL, INC.	12/27/1990
0742310	VICTORIA STATION OF ATLANTA, INC.	12/27/1990
0750227	REDWOOD LINCOLN-MERCURY LEASING, INC.	12/27/1990
0753212	EDP INVESTMENTS, INC.	12/27/1990
0763712	ENTERPRISE FORD TRACTOR, INC.	12/27/1990
0764425	LEHMAN BROTHERS INCORPORATED (NEW YORK)	12/27/1990
0765927	CAMBIO VALOREN LTD.	12/27/1990
0766209	AMERICAN METALS AND ALLOYS, INC.	12/27/1990
0767106	LCS HOMES, INC.	12/27/1990

FILE NO.	CORPORATION NAME	EFFECTIVE DATE

0769614	REAL-TIME LABORATORIES, INC.	12/27/1990
0771018	BLUE JAY REALTY CORPORATION	12/27/1990
0771434	COLORCASSETTE, INC.	12/27/1990
0771499	CENTRAL TEXTILE, INC.	12/27/1990
0771793	VICTORIA STATION OF LOUISIANA, INC.	12/27/1990
0772183	HALLWORTH CORPORATION	12/27/1990
0772404	THERMOGENICS, INC.	12/27/1990
0772487	MANAGEMENT ADVISORY SERVICES INC.	12/27/1990
0773208	VISUAL EDUCOM, INCORPORATED	12/27/1990
0774778	PHENTEX USA, INC.	12/27/1990
0774856	GREENBANK SERVICES CO., INC.	12/27/1990
0775480	TIGER FINANCIAL SERVICES, INC.	12/27/1990
0777021	AMERICAN COLLEGE OF SWITZERLAND, INC.	12/27/1990
0777407	BEKER INDUSTRIES CORP.	12/27/1990
0778064	LARCO DRILLING COMPANY, INC.	12/27/1990
0778950	AVALON PROPERTIES, INC.	12/27/1990
0779235	N-REN CORPORATION	12/27/1990
0780479	SNAP-TITE EXPORTS, INC.	12/27/1990
0780669	TWO-SIXTY CORPORATION	12/27/1990
0780777	PAY TELEVISION CORPORATION	12/27/1990
0780797	ABKO PROPERTIES MANAGEMENT CORPORATION	12/27/1990
0780825	FOOD SERVICE INDUSTRIES, INC.	12/27/1990
0780948	COTTON FIBER PAPER COUNCIL, INC.	12/27/1990
0781204	ROLL FORM PRODUCTS, INC.	12/27/1990
0781755	NORDIC GROUP, INC.	12/27/1990
0783092	COLUMBIA MATERIALS, INC.	12/27/1990
0783103	OCEANIC OIL COMPANY	12/27/1990
0783698	ISSI-INFORMATION SYSTEMS & SERVICES INCORPORATED	12/27/1990
0780827	W&J SLOANE CORPORATION	12/27/1990
0786962	TOGLA, INC.	12/27/1990
0787335	SALES & SERVICE CORPORATION OF AMERICA	12/27/1990
0788058	CLUB PHILADELPHIA, INC.	12/27/1990
0788086	EAD EXPORT INC.	12/27/1990
0788442	INTEGRATED DISPLAY SYSTEMS, INC.	12/27/1990
0788859	QUINCY ADVERTISING CORP.	12/27/1990
0789156	INTRAD IMPORTS, LIMITED	12/27/1990
0789620	TROPIC PROGRESS INC.	12/27/1990
0789909	LIEN CHEMICAL COMPANY	12/27/1990
0790447	LOST HOLLOW, INC.	12/27/1990
0791020	FINFROCK MOTOR SALES, INC.	12/27/1990
0791203	QUALITY ELECTRIC COMPANY, INC.	12/27/1990
0791297	DAIRY FARM PROCUREMENT CORPORATION	12/27/1990
0791641	BERNARD LOWE, INCORPORATED	12/27/1990
0794798	UNITED MERCHANTS FINANCIAL CORP.	12/27/1990
0794819	INDUSTRIAL PRODUCTS RESEARCH, INC.	12/27/1990
0795318	AIRBUSINESS INCORPORATED OF ST. LOUIS	12/27/1990
0799049	SOLBERN INTERNATIONAL CORP.	12/27/1990
0802568	TYGART WEST, INC.	12/27/1990
0803612	CLEAN SEA CORP.	12/27/1990
0805092	HESCO LTD.	12/27/1990

FILE NO.	CORPORATION NAME	EFFECTIVE DATE

0805943	WATERVLIET PAPER COMPANY, INC.	12/27/1990
0806154	FIBRON CORPORATION	12/27/1990
0806551	185TH STREET BOOKS, INC.	12/27/1990
0806671	HOLDER INTERNATIONAL INDUSTRIES, INC.	12/27/1990
0809094	CDECO MARITIME CONSTRUCTION, INC.	12/27/1990
0810339	MORRISON ASSOCIATES, INC.	12/27/1990
0812497	DANIEL E. WEBSTER AND COMPANY, INC.	12/27/1990
0815069	GLASCOAT OF SOUTHWEST, INC.	12/27/1990
0815216	FRANK & NANCY MUSIC, INC.	12/27/1990
0816023	COASTAL INTERNATIONAL, INC.	12/27/1990
0817214	NORTHWEST LICENSING, INC.	12/27/1990
0817327	WILSON SPORTS EQUIPMENT CO.	12/27/1990
0817904	C.M.V. INC.	12/27/1990
0818429	NATIONAL HEALTH PLAN CORPORATION	12/27/1990
0819262	NIW INDUSTRIES, INC.	12/27/1990
0820413	MICRO-PLATE, INC.	12/27/1990
0820902	AUDLON, INC.	12/27/1990
0821205	INTERNATIONAL STATIONERY PRODUCTS, INC.	12/27/1990
0822322	MARTIN-WEST, INC.	12/27/1990
0823747	DELGEO, INC.	12/27/1990
0823945	CANSO OIL & GAS, INC.	12/27/1990
0824479	J & P LEASING, INC.	12/27/1990
0824705	NORTHERN ENERGY CORPORATION	12/27/1990
0824903	AMERICAN PETROEL, INC.	12/27/1990
0824931	EMERALD ENTERPRISES INC.	12/27/1990
0025305	JOAN’S FOLLY, INC.	12/27/1990
0825792	UNIVERSAL DATA SERVICES, INC.	12/27/1990
0825958	LUSTERLITE CORPORATION	12/27/1990
0826605	GRX COAT HOLDINGS (KY.), INC.	12/27/1990
0826893	GARNER FARMS, INC.	12/27/1990
0826992	GENERIC VITAMINS, INC.	12/27/1990
0826993	GENERAL GENERICS, INC.	12/27/1990
0827373	LAKE & ELLIOT, INCORPORATED	12/27/1990
0827778	ONE WASHINGTON CIRCLE, INC.	12/27/1990
0828079	SEA WOLF CHARTERS LIMITED	12/27/1990
0828632	BLAIR RUBEL LTD.	12/27/1990
0830275	RMI, INC.	12/27/1990
0830551	SUNHOUSE, INCORPORATED	12/27/1990
0833490	FROELICH CORPORATION	12/27/1990
0834059	AMERICAN ELECTROMEDICS CORP.	12/27/1990
0834376	ORION RESDEL CORPORATION	12/27/1990
0834664	THE CLUB STEAMBATH OF PROVIDENCE, INC.	12/27/1990
0834754	ESTLER CORPORATION	12/27/1990
0837454	NATIONAL FOUNDATION FOR OCCUPATIONAL AND ENVIRONMENTAL HEALT	12/27/1990
0838628	GUARDIAN CONSTRUCTION PRODUCTS, INC.	12/27/1990
0838674	DEPECHE MODE LTD.	12/27/1990
0839701	SEAWAY OFFSHORE, INC.	12/27/1990
0839854	FLASH INTERSTATE DELIVERY SYSTEM, INC.	12/27/1990
0839862	TEXSTAR, INC.	12/27/1990
0840142	CHRISLANE, INC.	12/27/1990

FILE NO.	CORPORATION NAME	EFFECTIVE DATE

0840407	BIG H COMPANIES, INC.	12/27/1990
0840619	SLOANE-LANCE LEASING, INC.	12/27/1990
0841282	UNITED PICKLE CO., INC.	12/27/1990
0841285	AERO EXPRESS, INC.	12/27/1990
0841728	BURLEIGH CORPORATION	12/27/1990
0842064	JEWEL RESTAURANTS, INC.	12/27/1990
0843167	MULTICOMM TELECOMMUNICATIONS CORP.	12/27/1990
0844415	TMA ASSOCIATION	12/27/1990
0844857	COCOA TREE, INC.	12/27/1990
0844950	VACATION RESORTS, INC.	12/27/1990
0845229	ROBERT N. MILLNER, INCORPORATED	12/27/1990
0845729	EARL SOESBE COMPANY	12/27/1990
0846101	REGENSTEINER PRINTING CO.	12/27/1990
0847013	PLYCOM SERVICES, INC.	12/27/1990
0847617	ADJUSTERS AUTO RENTAL, INC.	12/27/1990
0847631	KEYSTONE-NEW JERSEY METAL COMPANY	12/27/1990
0847893	ROGER J. SIKORSKI, INCORPORATED	12/27/1990
0847924	HORNSCHUCH OF AMERICA CORPORATION	12/27/1990
0849044	GILBERT L. COHEN, INCORPORATED	12/27/1990
0849053	PENN-DEL SPRINKLER CO., INC.	12/27/1990
0849514	KAPPA SYSTEMS, INC.	12/27/1990
0849559	CORPORATE COUNSELORS, INC.	12/27/1990
0849760	INTERET REALTY CORPORATION	12/27/1990
0849894	INTERNATIONAL F.D., INC.	12/27/1990
0851042	OAKWOOD PRODUCTS, INCORPORATED	12/27/1990
0851761	AM-RE BROKERS, INC.	12/27/1990
0852257	AFA, INC.	12/27/1990
0852450	UNIVERSAL INVESTORS LTD.	12/27/1990
0852768	SHEAK ENTERPRISES, INC.	12/27/1990
0853899	BSP SYSTEMS INC.	12/27/1990
0854146	QUALIDINE, INC.	12/27/1990
0854517	NEBC REALTY CORPORATION	12/27/1990
0854997	DOWCUR, INCORPORATED	12/27/1990
0857643	AMFOR INCORPORATED	12/27/1990
0857787	NEAL COBLE, INCORPORATED	12/27/1990
0857863	PRESTWICK CIRCUITS INCORPORATED	12/27/1990
0857917	TECHNICAL CONTROLS, INC.	12/27/1990
0858541	INTERET PROPERTIES, INC.	12/27/1990
0858542	INTERET LAND CO., INC.	12/27/1990
0859953	TWIN RIVERS TRANSPORTATION COMPANY	12/27/1990
0860959	DISTRIBUTION RESOURCES, INC.	12/27/1990
0862158	FLORIDA DIALYSIS, INC.	12/27/1990
0862459	TRANSTIME WATCH COMPANY, INC.	12/27/1990
0862727	KENCO ENERGY, INC.	12/27/1990
0863145	BETA-GAMMA LEASING CORP.	12/27/1990
0863146	WINNETKA BANCORP INC.	12/27/1990
0863566	STARFIRE LEASING CORP.	12/27/1990
0864519	DRAVO CHINA, INC.	12/27/1990
0864577	MULTI-NATIONAL INVESTMENT CORPORATION	12/27/1990
0864580	DOB FOOD PRODUCTS COMPANY	12/27/1990

FILE NO.	CORPORATION NAME	EFFECTIVE DATE

0865093	CRIMSON LADY, INC.	12/27/1990
0865532	CONSUMERS UNITED FINANCIAL CORPORATION	12/27/1990
0865978	CHARBAR MANAGEMENT CORP.	12/27/1990
0866474	IT’S INC.	12/27/1990
0866482	DOB DISTRIBUTING CORPORATION	12/27/1990
0866535	EXFLO CORP.	12/27/1990
0868307	COYOTE BUTTE, INC.	12/27/1990
0868404	STONECREST CORPORATION	12/27/1990
0868692	UNION CLINICAL LABORATORIES, INC.	12/27/1990
0869874	ACADIA INDUSTRIES, INC.	12/27/1990
0871021	MAXWELL’S INTERNATIONAL INC.	12/27/1990
0871595	CARANSA INTERNATIONAL CORPORATION	12/27/1990
0871604	WINDFALL ENTERPRISES, INC.	12/27/1990
0872187	MEYLE TOWING COMPANY	12/27/1990
0872511	ASCOT ENTERPRISES, LTD.	12/27/1990
0872990	A.S.E., INC.	12/27/1990
0873117	ERCO ASSOCIATES, INC.	12/27/1990
0874309	NATIONAL INSTITUTE ON YOUTH CAMP SAFETY INC.	12/27/1990
0874326	GNP COMMUNICATIONS INC.	12/27/1990
0874996	N COURT CLUB INC.	12/27/1990
0875215	DRUG PURCHASE, INC.	12/27/1990
0875250	STRATA SEARCH, INC.	12/27/1990
0875373	VOYTEN AND ASSOCIATES, INC.	12/27/1990
0875397	ORGANIZATIONAL SUPPORT, INC.	12/27/1990
0875606	WESTBURY HOMES, INC.	12/27/1990
0876518	NEVEDA YARN COMPANY, INC.	12/27/1990
0876550	REMCO INSURANCE COMPANY	12/27/1990
0876573	ADVO PROMOTION NETWORK, INC.	12/27/1990
0878027	FORT VANCOUVER BROADCASTING CORPORATION	12/27/1990
0878051	YACHT SUGAR, INC.	12/27/1990
0878931	THE BRITISH INSTITUTE OF THE UNITED STATES, LTD.	12/27/1990
0878937	FINANCIAL FUNDING CORPORATION	12/27/1990
0881151	PANGA CORPORATION	12/27/1990
0881579	LETHAL GIFTS, INC.	12/27/1990
0881992	PHYSICAL EXAMS, INC.	12/27/1990
0883356	PANDA CURTAIN COMPANY	12/27/1990
0883485	GLEN E. SCHEIB, INCORPORATED	12/27/1990
0883781	VESTI CORPORATION	12/27/1990
0884228	COMMUNITY FORD, INC.	12/27/1990
0885293	AG VENTURES OF AMERICA, INC.	12/27/1990
0885658	LARK III, INC.	12/27/1990
0886040	SAN-LEE CORPORATION	12/27/1990
0887527	ARGUS RESEARCH CORPORATION	12/27/1990
0888572	ALITHOCHROME CORPORATION	12/27/1990
0888664	GRI EXPLORATION CORPORATION	12/27/1990
0889251	GEO OPERATOR CORPORATION	12/27/1990
0889393	PANACEA YACHT CORPORATION	12/27/1990
0889665	TEXAS ENERGY MANAGEMENT SERVICES CORPORATION	12/27/1990
0889706	MARVEL PRODUCTIONS LTD.	12/27/1990
0889986	DUBILIER AMERICA, INC.	12/27/1990

FILE NO.	CORPORATION NAME	EFFECTIVE DATE

0890672	TENNESSEE TEXTILES INC.	12/27/1990
0891151	LATRONICS INTERNATIONAL CORP.	12/27/1990
0891395	MIGHTY MIKE CORP.	12/27/1990
0891573	COMARK PLASTICS, INC.	12/27/1990
0891579	HAINK INC.	12/27/1990
0891628	BARDEN INDUSTRIES, INC.	12/27/1990
0891656	SOUTHERN EAGEL CORP.	12/27/1990
0891736	GLOBE INFORMATION SYSTEMS OF VIRGINIA, INC.	12/27/1990
0892041	WJS SHIPPING ASSOCIATES, INC.	12/27/1990
0892330	GLOBAL YACHTS, LTD.	12/27/1990
0894910	PETRO-FINANCE INC.	12/27/1990
0895035	PHILADELPHIA AMERICAN LIFE INSURANCE COMPANY	12/27/1990
0895121	HVEC GROUP, INC.	12/27/1990
0895727	DIABLO LINCOLN-MERCURY, INC.	12/27/1990
0896706	HHC LIQUIDATION CORP	12/27/1990
0896811	BAY STATE TANKERS, INC.	12/27/1990
0897349	ACADIA MANUFACTURING CORPORATION	12/27/1990
0897711	REYNOLDS INTERNATIONAL, INC.	12/27/1990
0898978	PNX INDUSTRIES, INC.	12/27/1990
0899964	WHEELING GATEWAY COAL COMPANY	12/27/1990
0900007	HEALTHCARE TECHNOLOGY, INC.	12/27/1990
0900268	TDR, INC.	12/27/1990
0901321	MORRISON DISC, INC.	12/27/1990
0901455	FRIENDLY RESTAURANTS, INC.	12/27/1990
0901829	HOTEL DATA SYSTEMS INC.	12/27/1990
0901961	LADD ITALIANA S.P.A.	12/27/1990
0902178	SKYLANE AIR LTD.	12/27/1990
0902408	BREKMAR CORPORATION	12/27/1990
0902533	CONCORD PETROCHEMICAL COMPANY	12/27/1990
0902554	STANDARD ELKHORN MINING CORP.	12/27/1990
0903513	WHITE HAT SYSTEMS, INC.	12/27/1990
0903619	FIRST TEXAS EXPLORATION CO., INC.	12/27/1990
0903710	HIGHLAND AGRO, INC.	12/27/1990
0903902	THE HILTON HEAD HOTEL COMPANY, INC.	12/27/1990
0903960	NADCO SBL, INC.	12/27/1990
0904089	NORWOOD MANUFACTURING CORP.	12/27/1990
0904159	ONA LEASING, INC.	12/27/1990
0904162	COLSTRIP ENERGY COMPANY, INC.	12/27/1990
0904393	KERT ADVERTISING INC.	12/27/1990
0904616	Z&S ENERGY, INC.	12/27/1990
0904759	CHARLIE CHALLENGER, INC.	12/27/1990
0905041	SOLVATION INC.	12/27/1990
0905136	TWIN CITY BARGE & TOWING CO.	12/27/1990
0905581	BRUNEE, COCHRANE & LEVY, INC.	12/27/1990
0908043	J.D. ASSOCIATES, INC.	12/27/1990
0908913	DIGICON DE SURAMERICA, INC.	12/27/1990
0909194	AURORA MINERALS, INC.	12/27/1990
0909419	UNITED CHAMBERS BENEFIT CORPORATION	12/27/1990
0909889	HOUSE OF MONTCLAIR U.S.A., INC.	12/27/1990
0910288	BIRDVIEW SATELLITE COMMUNICATIONS, INC.	12/27/1990

FILE NO.	CORPORATION NAME	EFFECTIVE DATE

0910576	KING STREET PROPERTY CORPORATION	12/27/1990
0911048	CRICO OF WINSTON-SALEM, INC.	12/27/1990
0911325	UNITED PROPERTY CONSULTANTS, INC.	12/27/1990
0911372	ISTOIL DEVELOPMENT CORP.	12/27/1990
0911374	SV DEVELOPMENT CORP.	12/27/1990
0911380	INTERCEP RESOURCES, INC.	12/27/1990
0911406	FISCHBACH TECHNICAL SERVICES, INC.	12/27/1990
0911529	TFJ OF KANSAS CITY, INC.	12/27/1990
0912482	MONITORED MONEY AND MARKET MANAGEMENT, INC.	12/27/1990
0912544	TIGER MARINE, INC.	12/27/1990
0912778	HAVERFORD – COVINGTON, INC.	12/27/1990
0913931	CADILLAC PET FOODS, INC.	12/27/1990
0914430	ALTAB COMPANY	12/27/1990
0914840	ENVIRO-SPRAY DISPENSER SYSTEMS, INC.	12/27/1990
0915421	NATIONAL MEDICINE CENTERS, INC.	12/27/1990
0916383	ARCO CHEMICAL MIDDLE EAST, INC.	12/27/1990
0916825	DONALD DAVIS FOUNDATION, INC.	12/27/1990
0917257	UNISELL COMMODITIES INTERNATIONAL, INC.	12/27/1990
0917613	SCOTT BADER (USA) INC.	12/27/1990
0919199	PRINTERS II OF COLORADO, INC.	12/27/1990
0919368	MARVEL MUSIC GROUPS, INC.	12/27/1990
0919369	MIGHTY MARVEL MUSIC CORPORATION	12/27/1990
0919516	THOMSON MCKINNON REALTY MANAGEMENT INC.	12/27/1990
0920698	FIDELITY HOLDING COMPANY, LTD.	12/27/1990
0921612	GSIC CORPORATION	12/27/1990
0921788	HAJAR, INC.	12/27/1990
0922055	OHIO EDISON FUEL CORPORATION	12/27/1990
0922059	PENNSYLVANIA POWER FUEL CORPORATION	12/27/1990
0922085	UNITED INTERNATIONAL CORPORATION	12/27/1990
0923791	UAI HOLDING CO. LTD.	12/27/1990
0924610	GROSSE POINTE MOTOR SALES, INC.	12/27/1990
0925192	LQ CORPORATION	12/27/1990
0925193	CUESTA ENERGY CORPORATION	12/27/1990
0925477	CAN AM DISTRIBUTORS, INC	12/27/1990
0926118	MAVERICK CORP.	12/27/1990
0926598	HALET EXPLORATION INC.	12/27/1990
0927281	DUNLOP INDUSTRIAL, INC.	12/27/1990
0927981	CZARNIKOW HOLDING CORP.	12/27/1990
0928015	AURA PROMOTIONS LTD.	12/27/1990
0928047	FAZER CHOCOLATES, INC.	12/27/1990
0928362	CLIFFORD RESOURCES, INC.	12/27/1990
0929546	THE JIM WILSON GROUP, INC.	12/27/1990
0929662	RAGTIME CORPORATION	12/27/1990
0929944	BLOOMBERG INC.	12/27/1990
0930388	EIGHTY TWO PURCHASING CORP.	12/27/1990
0930642	DATATEL INTERNATIONAL SALES CORPORATION	12/27/1990
0931198	NIWS, INC.	12/27/1990
0931428	ROYAL AMERICAN INVESTMENT CORP.	12/27/1990
0931592	VANTAGE EQUITIES, INC.	12/27/1990
0932552	PENN PRECISION ELECTRONICS, INC.	12/27/1990

FILE NO.	CORPORATION NAME	EFFECTIVE DATE

0932724	NATTAK DEVELOPMENT COMPANY	12/27/1990
0932739	GOOD LIFE PUBLICATIONS, INC.	12/27/1990
0933239	OERLIKON WELDING INDUSTRIES, INC.	12/27/1990
0933243	UNIVERSAL BULK SYSTEMS, INC.	12/27/1990
0933337	DIAMANT BOART - USA, INC.	12/27/1990
0934558	NIWT, INC.	12/27/1990
0935139	DE FRANCE JEWELERS, INC.	12/27/1990
0935477	SHANNON LEASING, INC.	12/27/1990
0936002	FORENOR CORP.	12/27/1990
0936193	SAGINAW MACHINE SYSTEMS, INC.	12/27/1990
0936376	RADIOGRAPHIC DEVELOPMENT CORPORATION	12/27/1990
0936407	PRUDENTIAL GAS PRODUCTS CO., INC.	12/27/1990
0936579	BROADBENT DEVELOPMENT COMPANY	12/27/1990
0936588	WHO’S WHO ASSOCIATES, INC.	12/27/1990
0936722	FJN-IX, INC.	12/27/1990
0936725	FJN-III, INC.	12/27/1990
0936726	FJN-V, INC.	12/27/1990
0937055	FISCAL RESOURCES, INC.	12/27/1990
0937118	PRUSSIA LIMOUSINE, INC.	12/27/1990
0937190	CBD PHARMACEUTICAL CORPORATION	12/27/1990
0937236	S-W FRANCE HOLDING COMPANY	12/27/1990
0937653	CECCATO, INC.	12/27/1990
0937906	JPB, INC.	12/27/1990
0937910	SPRATLEY OIL COMPANY	12/27/1990
0938005	SHELTON COAL COMPANY OF DELAWARE, INC.	12/27/1990
0938576	ML VESSEL LEASING CORPORATION	12/27/1990
0939552	GORDA SOUND CHARTERS LIMITED	12/27/1990
0939569	PROPANE CARBURETION CO., INC.	12/27/1990
0940123	MICHEL PRODUCTS INCORPORATED	12/27/1990
0940535	DELTA FUEL SERVICES CORPORATION	12/27/1990
0940568	ABCEL CORPORATION	12/27/1990
0940767	SF CORP.	12/27/1990
0940790	SHOE-TOWN POMPANO, INC.	12/27/1990
0940867	ATP, INC.	12/27/1990
0941298	RED COACH FOODS CORPORATION	12/27/1990
0941682	MERCO GRAIN INC.	12/27/1990
0941930	WORLDWIDE PLANTS, INC.	12/27/1990
0942024	EKOLINE, INC.	12/27/1990
0943221	NATIONAL SETTLEMENT CONSULTANTS, INC.	12/27/1990
0943844	ADVANCED IMAGE TECHNOLOGY, INC.	12/27/1990
0946029	MONGOL INC.	12/27/1990
0946258	GROWPAK, INC.	12/27/1990
0946666	BEACH AIR & TRANSPORT, INC.	12/27/1990
0946877	ENTERTAINMENT COMPLETIONS INCORPORATED	12/27/1990
0947133	AMERICAN ARMS, INC.	12/27/1990
0947545	NIPAK PIPE OF DELAWARE, INC.	12/27/1990
0948201	DOMINICK’S PIZZA PLUS, INC.	12/27/1990
0948724	ADAMS & WESTLAKE, LTD.	12/27/1990
0949041	ULTIMATE SYSTEMS, INC.	12/27/1990
0949749	THE MEDIA SERVICES GROUP LTD.	12/27/1990

FILE NO.	CORPORATION NAME	EFFECTIVE DATE

0950089	GRI DEVELOPMENT CORPORATION	12/27/1990
0950680	PUTOMAC REAL ESTATE CORP.	12/27/1990
0950997	J.F.T. ENTERPRISES, INC.	12/27/1990
0951135	KAMSON ENTERPRISES, INC.	12/27/1990
0951214	MILBORN CORPORATION	12/27/1990
0951890	AUTOWORLD MANAGEMENT, INC.	12/27/1990
0952229	AMBASSADOR CAPITAL CORPORATION	12/27/1990
2001790	NATIONAL AUTOMATED SYSTEMS, INC.	12/27/1990
2002201	OUTLET SERVICES CORPORATION	12/27/1990
2002942	COMPU-TEL MARKETING CORP.	12/27/1990
2002963	SEABORN DEVELOPMENT, INC.	12/27/1990
2003581	VEGA ENERGY COMPANY	12/27/1990
2003594	BATON ROUGE CELLULAR CORPORATION	12/27/1990
2004200	APP FLIGHT, INC.	12/27/1990
2004328	EMHART HARDWARE SALES CORPORATION	12/27/1990
2004822	CRANSTON OF ST. LOUIS, INC.	12/27/1990
2005236	AMERICAN RECEIVABLE MANAGEMENT SERVICES, INC.	12/27/1990
2006049	AMERICAN GIFT HOUSE, INC.	12/27/1990
2006299	STRATA OIL COMPANY, INC.	12/27/1990
2006344	CABLE MANAGEMENT SYSTEMS, INC.	12/27/1990
2006460	SPI GLASS CORPORATION	12/27/1990
2006724	HARRIS GRAPHICS INTERNATIONAL CORPORATION	12/27/1990
2006814	FLAKEY JAKE’S, INC.	12/27/1990
2006819	TX HOLDING LTD.	12/27/1990
2006939	ERC ENERGY, INC.	12/27/1990
2007365	METROPOLITAN HOSPITAL, INC.	12/27/1990
2007709	SIGNET TRADING COMPANY	12/27/1990
2007865	THE LEGEND’S CORPORATION	12/27/1990
2007996	MAGGIE TENNEY, INC.	12/27/1990
2008512	COMPUSAVE CORPORATION	12/27/1990
2009217	BARNWELL OIL COMPANY, INC.	12/27/1990
2009294	FINANCIAL CLEARING & SERVICES CORPORATION	12/27/1990
2009567	ILLUMINATORS, INC.	12/27/1990
2010237	MARVEL FILMS CORPORATION	12/27/1990
2010299	MEYERS ENTERPRISES INCORPORATED	12/27/1990
2010806	MONARCH TRADING COMPANY, INC.	12/27/1990
2010821	WELDOTRON OF DELAWARE INC.	12/27/1990
2010871	GAMES GALORE LTD.	12/27/1990
2011069	SEA LION VIII, INC.	12/27/1990
2011724	TENNIS LADY, INC.	12/27/1990
2011745	GEOTHERMAL RESOURCES (U.K.) LIMITED	12/27/1990
2011783	VALLEY FINANCIAL CORPORATION	12/27/1990
2012254	BAXTER IMPORTS INC.	12/27/1990
2012591	CANNON BOSTON, INC.	12/27/1990
2012725	ALDIEGO CO.	12/27/1990
2012959	THE DUPONT COOPERATIVE, INC.	12/27/1990
2013067	HOME MORTGAGE ACCESS HOLDING CORPORATION	12/27/1990
2013459	SOFTGRAF CORPORATION	12/27/1990
2013979	CHASE MANHATTAN DOMINS CORP	12/27/1990
2014875	SIEGFRIED CONSTRUCTION CO. INC. OF MASSACHUSETTS	12/27/1990

FILE NO.	CORPORATION NAME	EFFECTIVE DATE

2015095	PHALANGER CORPORATION	12/27/1990
2015418	DIGICOM, INC.	12/27/1990
2015763	P & C EQUIPMENT CORPORATION	12/27/1990
2015801	RJBA HOLDING CORP.	12/27/1990
2015854	AEGIS CAPITAL CORPORATION	12/27/1990
2016317	ECHELON ENTERPRISES, INCORPORATED	12/27/1990
2016981	ENGINEERED SYSTEMS & DEVELOPMENT CORPORATION	12/27/1990
2017116	DOLLAR CORPORATION	12/27/1990
2017479	SUGGS AND HARRELSON, INC.	12/27/1990
2018120	PYROTITE CORPORATION	12/27/1990
2018219	SIMS COPY SYSTEMS OF INDIANA, INC.	12/27/1990
2018346	AVIATION MANAGEMENT INC.	12/27/1990
2018362	AMERICAN ENERGY LEASING, INC.	12/27/1990
2018488	C.R.H.C. OF ATS II, INC.	12/27/1990
2018716	FOREMARK TECHNOLOGIES, INC.	12/27/1990
2018775	HARRINGTON RELATORS, INC.	12/27/1990
2018977	HOMECRAFTERS WAREHOUSE, INC.	12/27/1990
2019282	SMITH & WESSON DISTRIBUTING, INC.	12/27/1990
2019313	INVIK INC.	12/27/1990
2019862	ORRI, INC.	12/27/1990
2020133	MARISSA ENTERPRISES, INC.	12/27/1990
2020238	COGENERATION SYSTEMS INC.	12/27/1990
2020421	AH OVERSEAS INVESTMENTS, INC.	12/27/1990
2020497	HISTORIC HOUSTON CORP.	12/27/1990
2020550	JIM JONES, INC.	12/27/1990
2021268	MICRO-MEMBRANES, INC.	12/27/1990
2021405	SKANTEK TECHNOLOGY INCORPORATED	12/27/1990
2021674	SYRACUSE CLASSIC AUTO RACERS, INC.	12/27/1990
2021690	TELEMARKETING CORPORATION OF AMERICA	12/27/1990
2022957	BT HOLDINGS (EUROPE) LIMITED	12/27/1990
2023566	LECO ENTERPRISES, INC.	12/27/1990
2023693	VISIONTECH, INC.	12/27/1990
2024611	WINDWARD GROUP COMPANIES, INC.	12/27/1990
2024773	PARFUMS YVES SAINT LAURENT (SINGAPORE) LTD.	12/27/1990
2025243	CLABON LTD.	12/27/1990
2025372	TURBO POWER REPAIR SERVICES INTERNATIONAL, INC.	12/27/1990
2025644	FINANCIAL PLANNING ASSOCIATES, INC.	12/27/1990
2026287	DEAN WITTER AVIATION CAPITAL INC.	12/27/1990
2026556	DEZIGN CORPORATION	12/27/1990
2026790	INTERLECOM CORPORATION	12/27/1990
2028778	FISCAL MANAGEMENT, INC.	12/27/1990
2028950	CCL-CORNERSTONE, INC.	12/27/1990
2029471	SPECVEN PICTURES, INC.	12/27/1990
2029461	CYGNUS SATELLITE CORPORATION	12/27/1990
2030209	PAQUET CRUISES, INC.	12/27/1990
2030419	PLIMSOLL CHARTERING, INC.	12/27/1990
2031193	ZIMMER ACQUISITION CORPORATION	12/27/1990
2031624	PRESIDENTIAL HOMES OF AMERICA, INC.	12/27/1990
2031701	MALIBU INVESTMENTS INC.	12/27/1990
2032275	L & L MARINE, INC.	12/27/1990

FILE NO.	CORPORATION NAME	EFFECTIVE DATE

2032280	HELMONT CONSTRUCTION COMPANY, INC.	12/27/1990
2034230	KUGELS, INC.	12/27/1990
2034347	NATIONAL TUTORING INSTITUTE INC.	12/27/1990
2034492	AMERICAN HEALTH STRATEGIES, INC.	12/27/1990
2035159	CLINICAL DATA MANAGEMENT, INC.	12/27/1990
2035379	BURNUP & SIMS LIGHTWAVE SYSTEMS, INC.	12/27/1990
2035498	PETRALEX LTD.	12/27/1990
2035569	TECHNOLOGY WATCH, INC.	12/27/1990
2035735	MARTY MANUFACTURING COMPANY	12/27/1990
2035983	HELIKON LAND & DEVELOPMENT CORP.	12/27/1990
2036048	RUYTERKADE REALTY CORPORATION	12/27/1990
2036147	CONSULTANTS CORPORATION OF AMERICA	12/27/1990
2036191	DATA STORAGE MEDIA CORPORATION	12/27/1990
2036527	NUTUX, INC.	12/27/1990
2036587	AGRITECH, INC.	12/27/1990
2036900	TWENTY-FIRST CENTURAMICS, INC.	12/27/1990
2037393	EAST TROTTERS, INC.	12/27/1990
2037417	SUPERFOS INVESTMENTS LIMITED	12/27/1990
2037559	HISTORIC PROPERTIES INC.	12/27/1990
2037908	FRANQUETTE (USA), INC.	12/27/1990
2037923	MANSEL-FAIR, LTD.	12/27/1990
2038278	SOL-WIND ENERGY CORPORATION	12/27/1990
2038299	BELGRAVE ENTERTAINMENT GROUP, LTD.	12/27/1990
2038739	FRENCH BOAT CORPORATION	12/27/1990
2038822	KSCI, INC.	12/27/1990
2038999	GEO-NEWBERRY CRATER, INC.	12/27/1990
2039180	TRAVIS (U.S.), LTD.	12/27/1990
2039264	LITWIN INDUSTRIES INCORPORATED	12/27/1990
2039270	W&B HOLDING CORPORATION	12/27/1990
2039558	VICTORY MEDIA, INC.	12/27/1990
2039951	RAINDANCER PETROLEUM, INCORPORATED	12/27/1990
2040281	SUPER WEB PRESS SERVICE CORP.	12/27/1990
2041738	GEO GEYSERS ELECTRIC, INC.	12/27/1990
2041879	VISTA INC.	12/27/1990
2042032	TOWNSEND CONBEER & COMPANY, INC.	12/27/1990
2042109	THE RICHARD BRADDOCK COMPANY	12/27/1990
2042644	CAMTEL, INC.	12/27/1990
2042700	ONE STOP LEASING CORP.	12/27/1990
2042777	COLUMBIA TRAVEL BUREAU OF COLUMBIA COUNTY, INC.	12/27/1990
2043028	INDUSTRIAL COMPUTER CORPORATION	12/27/1990
2043122	CDAS, INC.	12/27/1990
2043200	BRISTOL INTERCHANGE, INC.	12/27/1990
2043949	WEST CONTRACT SERVICE, INC.	12/27/1990
2044577	GALLION TRANSPORT, INC.	12/27/1990
2045025	RINDALBOURNE INCORPORATED	12/27/1990
2045026	ALLSTATE INSULATION CORP.	12/27/1990
2045256	JAMES J. LOWREY & CO. INCORPORATED	12/27/1990
2046329	MULTITEC, INC.	12/27/1990
2046624	ESTAMPADOS DEPORTIVOS, INC.	12/27/1990
2046701	FORUM LEASING CORP.	12/27/1990

FILE NO.	CORPORATION NAME	EFFECTIVE DATE

2047076	FMI ACQUISITION SUBSIDIARY, INC.	12/27/1990
2047521	ICE CREAM PHANTASIES, INC.	12/27/1990
2047646	SAN-BAR GENERAL CORP.	12/27/1990
2047725	HEALTHAMERICA LOUISIANA GP, INC.	12/27/1990
2047911	OVERDRIVE INFORMATION SYSTEMS, INC.	12/27/1990
2048190	K.E. HARRIS & CO., INC.	12/27/1990
2048215	METROPOLITAN DIGITAL, INC.	12/27/1990
2048584	HJM PROPERTY CORPORATION	12/27/1990
2048888	EURO-AMERICAN EXCHANGE, INC.	12/27/1990
2048937	A.J.L. INC.	12/27/1990
2049306	BIO-SOLAR, INC.	12/27/1990
2049591	EMSA HOLDINGS, INC.	12/27/1990
2049848	PEOPLES HERITAGE FUNDING CORP.	12/27/1990
2050034	CATALOG MEDIA CORPORATION	12/27/1990
2050036	REALCO SLATON, INC.	12/27/1990
2050279	VALDELPO INTERNATIONAL, INC.	12/27/1990
2050467	ASCOM COMMUNICATIONS INC.	12/27/1990
2050937	UNICHAPPELL MUSIC INC.	12/27/1990
2050939	BERTHOLD ANALYTICAL INSTRUMENTS, INC.	12/27/1990
2050957	PANTLIN/PRESCOTT, INC.	12/27/1990
2051306	SUN HOTELS INTERNATIONAL INC.	12/27/1990
2051427	FOR TRISH CO., INC.	12/27/1990
2051657	AMBASSADOR COFFEE SERVICE COMPANY	12/27/1990
2052035	RECOVERY RESOURCES INCORPORATED	12/27/1990
2052411	USSA SUB, INC.	12/27/1990
2053613	NYJEM CORPORATION	12/27/1990
2053617	JTCT, INC.	12/27/1990
2054257	HANNIBAL PARTNERS INC.	12/27/1990
2054352	JETSTREAM SERVICES INC.	12/27/1990
2054725	THE SIGNMAKER, INC.	12/27/1990
2055964	DOLLEY MADISON DEVELOPMENT CORP.	12/27/1990
2056103	ANTIOCH FINANCIAL CORPORATION	12/27/1990
2056520	DIXIE OIL & GAS CORPORATION	12/27/1990
2056883	ACCO EUROPE CORPORATION	12/27/1990
2057186	AVANTE CHARTERS, INC.	12/27/1990
2057440	ALBION IMPORT EXPORT INC.	12/27/1990
2057609	MUSICA VIKA INC.	12/27/1990
2057700	GLOBAL LAND MOBILE SATELLITE, INC.	12/27/1990
2057729	COSMETICS PLUS, INC.	12/27/1990
2058134	NETCON CORP.	12/27/1990
2058473	SIXTY FIVE HUNDRED ASSOCIATES, INC.	12/27/1990
2058763	THE COMPLETE ATHLETE HOLDING COMPANY, INC.	12/27/1990
2059040	EPJ HOLDINGS, INC.	12/27/1990
2060297	BENGULF INC.	12/27/1990
2060318	HEALTH ENERGY PRODUCTS, INC.	12/27/1990
2060562	CHARTWELL PARADISE, INC.	12/27/1990
2060784	INCORP MANAGEMENT CORPORATION	12/27/1990
2060832	TRAFFIC MANAGEMENT INTERNATIONAL, INC.	12/27/1990
2061117	TOLLWAY GIFT SHOPS, INC.	12/27/1990
2061161	CON MED, INC	12/27/1990

FILE NO.	CORPORATION NAME	EFFECTIVE DATE

2061677	VAPOCURE TECHNOLOGY INC.	12/27/1990
2061787	ELASTIC STOP NUT CORP.	12/27/1990
2062403	LOEWS THEATRE MANAGEMENT CORP.	12/27/1990
2062523	WILMINGTON (DELAWARE) SHIP AGENCY, INC.	12/27/1990
2062700	A.I.T. ACQUISITION CORPORATION	12/27/1990
2062712	BUSINESS CONCEPTS UNLIMITED, INC.	12/27/1990
2062817	KIDDER ENERGY INCOME, INC.	12/27/1990
2062899	FAIC CAPITAL CORPORATION	12/27/1990
2062933	DIALIST INTERNATIONAL CORPORATION	12/27/1990
2064054	NYLIFE MORTGAGE INC.	12/27/1990
2064128	P.J.A. CORPORATION	12/27/1990
2064166	DURKEE TRADING CORPORATION	12/27/1990
2064842	THE CALVIN CORPORATION	12/27/1990
2065331	THE SAMUEL K. FRAZIER INVESTMENT COMPANY	12/27/1990
2065460	SELECT HOLDING CORPORATION	12/27/1990
2065463	EQUITABLE & GROUP HEALTH HOLDING CORPORATION	12/27/1990
2066096	THE KING’S GRANT CONDOMINIUM ASSOCIATION, INC.	12/27/1990
2066816	MEDITEC LASER CORPORATION	12/27/1990
2066826	CAPITAL FORD-LINCOLN-MERCURY, INC.	12/27/1990
2067120	NEWPORT AUTO PARTS, INC.	12/27/1990
2067232	ACP OVERSEAS HOLDINGS, INC.	12/27/1990
2067328	KCC DELAWARE COMPANY	12/27/1990
2067457	RLBA FINANCIAL SERVICES, INC.	12/27/1990
2068010	OASIS COMPUTER SOFTWARE GROUP, INC.	12/27/1990
2068059	MBM, INC.	12/27/1990
2068789	L B PROPERTIES, INC.	12/27/1990
2068857	SVELANI, INC.	12/27/1990
2068893	BELMOR CORP.	12/27/1990
2069452	AMP LEASING CORP.	12/27/1990
2069895	COMTEL COMMUNICATIONS CORPORATION	12/27/1990
2070322	THOMSON MCKINNON INTERNATIONAL INC.	12/27/1990
2070403	DIODE LASER TECHNOLOGIES, INC.	12/27/1990
2070714	BLENDS USA, INC.	12/27/1990
2070755	BRADGATE PROPERTIES, INC.	12/27/1990
2071208	FRIENDS OF RICHMOND COLLEGE, USA, INC.	12/27/1990
2071269	FIRST COLORADO FINANCIAL CORPORATION	12/27/1990
2071339	ALAMEDA/CONTRA COSTA BANCORPORATION, INC.	12/27/1990
2071656	GOLD RUST, INC.	12/27/1990
2072172	COTTONWOOD EXPLORATION, INC.	12/27/1990
2072184	OXFORD PENACOOK INVESTMENTS, INC.	12/27/1990
2072601	TRIAD SEMICONDUCTORS INC.	12/27/1990
2072720	ARATEK SOFTWARE SOUTHEASTERN, INC.	12/27/1990
2072950	ANGSTROM ASSOCIATES (U.S.A.) INC.	12/27/1990
2072994	BERKELEY REALTY SERVICES, INC.	12/27/1990
2073771	STRATA OIL OPERATIONS INC.	12/27/1990
2073887	MICHAM CORP.	12/27/1990
2074849	WILLIAM A. DIETCH EQUITIES, INC.	12/27/1990
2075019	J. BILDNER & SONS, INC.	12/27/1990
2075082	SERSTEL CORP.	12/27/1990
2075286	MAISON DES ROCHES, INC.	12/27/1990

FILE NO.	CORPORATION NAME	EFFECTIVE DATE

2075295	ZIMMER MOTOR COACH CORP.	12/27/1990
2075307	NEW UPI, INC.	12/27/1990
2076422	COMET AVIATION, INC.	12/27/1990
2076451	WORLDCO HORTICULTURE CORP.	12/27/1990
2076616	SUNAIR CORPORATION	12/27/1990
2077354	HATEX INC.	12/27/1990
2078003	METAFLO INCORPORATED	12/27/1990
2078161	WARH SPRINGS DEVELOPMENT CORPORATION	12/27/1990
2078297	ETICAM-GRANITE, INC.	12/27/1990
2078664	GWC 42, INC.	12/27/1990
2078812	ECOLOGY SYSTEMS INTERNATIONAL, INC.	12/27/1990
2078997	11 61ST STREET, N.E., COOPERATIVE, INC.	12/27/1990
2079010	TWENTY-FOURTH FLOOR CORPORATION	12/27/1990
2079336	TASMAN CHASE [AMERICA] INC.	12/27/1990
2079707	BIG LAKE SEISMAC, INC.	12/27/1990
2080169	BUROT & ASSOCIATES, INC.	12/27/1990
2081042	COMSHEAR AUSTRALIA, INC.	12/27/1990
2081771	MALIN HOMES, INC.	12/27/1990
2081868	CRITERION CENTER PICTURES, INC.	12/27/1990
2081892	FINEVEST LIFE HOLDINGS, INC.	12/27/1990
2082168	CATALYST-CONSOLIDATED COGENERATION AND PHOTOVOLTAIC CORPORATION	12/27/1990
2082188	S. W. GORE & ASSOCIATES, INC.	12/27/1990
2082666	REPUBLIC STORAGE SYSTEMS COMPANY, INC.	12/27/1990
2083028	CRYSOFT CORPORATION	12/27/1990
2083059	ACCO HOLDINGS, INC.	12/27/1990
2083419	AFIK INTERTRADE, INC.	12/27/1990
2083502	BONE’S AUTO PARTS, INC.	12/27/1990
2083945	CHANNEL ONE COMMUNICATIONS, INC.	12/27/1990
2083956	DIGI MATEX, INC.	12/27/1990
2084054	DOMINION DEVELOPMENT GROUP, INC.	12/27/1990
2084083	CONSORTIUM LEASING CORPORATION	12/27/1990
2084102	SUNWEST HORIZONS, INC.	12/27/1990
2084174	JACO 610 THIRTEENTH STREET DEVELOPMENT, INC.	12/27/1990
2084543	FREDERICK & NELSON SEATTLE, INC.	12/27/1990
2084587	CARGO OF ATLANTA, INC.	12/27/1990
2084750	DUDLEY WEBB & COMPANIES INCORPORATED	12/27/1990
2084776	COMMON VENTURE CORPORATION	12/27/1990
2085124	MATRIX MEDIA, INC.	12/27/1990
2085373	TKT ACQUISITION CORP.	12/27/1990
2085423	UNITED ARTISTS RECORDS, INC.	12/27/1990
2086134	ATF-DAVIDSON-DITTO, INC.	12/27/1990
2086446	FOREVER 39 PRODUCTIONS, INC.	12/27/1990
2086469	FIRST PARTNERS CREDIT CORPORATION	12/27/1990
2086493	JOYCE-LOEBL, INC.	12/27/1990
2086538	OCEANUS PRODUCTIONS, INC.	12/27/1990
2086782	KAISER POWER OF YORK CANYON, INC.	12/27/1990
2087099	QUALITYALERT INSTITUTE INC.	12/27/1990
2087994	S.B.I. TRANSPORTATION COMPANY, INC.	12/27/1990
2088122	AVANTI AUTOMOTIVE CORPORATION	12/27/1990
2088144	CHICKASAW EQUITIES, INC.	12/27/1990

FILE NO.	CORPORATION NAME	EFFECTIVE DATE

2088157	ENGLISH CHAMBER THEATRE, INC.	12/27/1990
2088230	BESCO INTERNATIONAL, INC.	12/27/1990
2088242	TREDECEM, INC.	12/27/1990
2088507	PSB FINANCIAL CORP. III	12/27/1990
2088541	RESOURCES DEVELOPMENT CONSULTANTS, INC.	12/27/1990
2088589	GLM ACQUISITIONS, INC.	12/27/1990
2088604	KARUNTSIN, INC.	12/27/1990
2089327	TCC INTERNATIONAL, INC.	12/27/1990
2090027	PROTECT AMERICA, INCORPORATED	12/27/1990
2090094	MANHATTAN MAJORDOMO INC.	12/27/1990
2090443	PETITE CONCEPT, LTD.	12/27/1990
2090508	GORDON CAPITAL RESEARCH, INC.	12/27/1990
2090648	NORTHEAST WINGS INC.	12/27/1990
2090867	EVANS RULE COMPANY, INC.	12/27/1990
2090985	CAPRICORN PARTNERS LIMITED	12/27/1990
2091007	BENAFUELS OF MCCOMAS, INC.	12/27/1990
2091236	MONROE WAREHOUSING CORPORATION	12/27/1990
2091725	CHESAPEAKE HOLDINGS, INC.	12/27/1990
2091879	V.B.T. COAL PARTNERS, LTD.	12/27/1990
2093298	GLM EQUITY CORPORATION	12/27/1990
2093666	PEOPLE’S ENERGY COMPANY	12/27/1990
2093696	HAWTHORNE INDUSTRIES LTD.	12/27/1990
2093803	SATURN FLOOR MACHINE COMPANY	12/27/1990
2094037	GREGG FOODS, INC.	12/27/1990
2094184	METO CANNING COMPANY	12/27/1990
2094189	EUCLIDEAN CORPORATION	12/27/1990
2094307	REGENT CORPORATION	12/27/1990
2094800	FIRST COMMERCIAL DEVELOPMENT CORPORATION	12/27/1990
2095378	INTER URBAN BROADCASTING OF CINCINNATI, INC.	12/27/1990
2095415	N.T.T., INC.	12/27/1990
2095779	FIFTH AVENUE SERVICES CORP.	12/27/1990
2095781	FIFTH AVENUE DEPOSITARY CORP.	12/27/1990
2095874	UNIVERSAL WOOD PRODUCTS, INC.	12/27/1990
2095942	USX TELECENTERS CORPORATION-DELAWARE	12/27/1990
2096612	315 EVARTS STREET COOPERATIVE, INC.	12/27/1990
2096734	CHICAGO RESTAURANT SCHOOL, INC.	12/27/1990
2096842	THE ANDRE PERRY GROUP LTD.	12/27/1990
2097008	ADVANCED INJECTION SYSTEMS, INC.	12/27/1990
2097154	ROBUST SYSTEMS TECHNOLOGY, INC.	12/27/1990
2097192	PENNYSAVER PUBLICATIONS OF PENNSYLVANIA, INC.	12/27/1990
2097332	GRASS, INC.	12/27/1990
2097869	HUNT INTERNATIONAL PETROLEUM COMPANY (MALAYSIA)	12/27/1990
2098328	PULMONARY SCIENCES, INC.	12/27/1990
2098522	HOSPITALITY GROUP OF FAYETTEVILLE, INC.	12/27/1990
2099079	IDENTIFICATION TECHNOLOGIES, INC.	12/27/1990
2100135	TRANSWORLD TEXTILE COMPANY LIMITED	12/27/1990
2100148	NON-PROFIT MARKETING CORPORATION OF AMERICA	12/27/1990
2100335	MARKS ROTHENBERG COMPANY, INC.	12/27/1990
2100454	BRADGATE ASSOCIATES, INC.	12/27/1990

FILE NO.	CORPORATION NAME	EFFECTIVE DATE

2100535	SDL INTERNATIONAL, INC.	12/27/1990
2100576	WARNER DEVELOPMENT GROUP, INC.	12/27/1990
2100632	KGC MARINE, INC.	12/27/1990
2100982	ROCKY MOUNTAIN NGL INC.	12/27/1990
2101205	KRISPIESNECK INCORPORATED	12/27/1990
2101336	MANNY GIANNI SERVICE CORPORATION	12/27/1990
2101809	SUNSHINE GYPSUM CORPORATION	12/27/1990
2101981	WAUCONDA HAM PRODUCTS, INC.	12/27/1990
2102398	CONCIERGE SERVICES OF AMERICA, INC.	12/27/1990
2102614	NITROGEN OIL WELL SERVICE COMPANY	12/27/1990
2102726	FINANCIAL CONCEPTS CORPORATION	12/27/1990
2102966	AVOSET FOOD CORPORATION	12/27/1990
2103092	NEW BRIDGE CONSTRUCTION CORPORATION	12/27/1990
2103251	AMERICAN AQUA SYSTEMS, INC.	12/27/1990
2103254	ABRAMCO U.S.A. INC.	12/27/1990
2103421	GUESTPLUS, INC.	12/27/1990
2103511	CENTURION HOLDINGS LTD.	12/27/1990
2103539	SOMERVILLE & LUBECK SYNDICATE, INC.	12/27/1990
2104034	PLYMOUTH LAMSTON STORES CORPORATION	12/27/1990
2104176	IBC, INC.	12/27/1990
2104995	CST ENTERTAINMENT COMPANY	12/27/1990
2105066	INTERCONTINENTAL MEDIA GROUP, INC.	12/27/1990
2105216	INDIAN NECK FILM PARTNERS, INC.	12/27/1990
2105304	CORTLAND MANOR CAPITAL CORPORATION – BROWNSTONE	12/27/1990
2105307	CORTLAND MANOR CAPITAL CORPORATION – RIVER BAY NORTH	12/27/1990
2105390	HAVERPRIDE FARMS, INC.	12/27/1990
2105525	OLGP HOLDING CORP.	12/27/1990
2105810	SPECTRUM CONTROL TECHNOLOGY, INC.	12/27/1990
2105833	MY MECHANIC, INC.	12/27/1990
2107079	GREAT NORTHERN FINANCIAL CORPORATION	12/27/1990
2107619	MIDRANCH HOLDINGS, INC.	12/27/1990
2107674	CERALOX CORPORATION	12/27/1990
2107678	ERIC/CHANDLER HOLDING, INC.	12/27/1990
2108027	TESTAROSSA REAL ESTATE GROUP, INC.	12/27/1990
2108944	DUET PRODUCTIONS, LTD.	12/27/1990
2109022	AM HOLDINGS INC.	12/27/1990
2109734	AMERITRUST EQUITIES, INC.	12/27/1990
2109979	CORTLAND MANOR CAPITAL CORPORATION – THORNHILL FARMS	12/27/1990
2109989	BENAFUELS OF PIKEVILLE, INC.	12/27/1990
2110108	GASCARD, INC.	12/27/1990
2110139	PORSCHE-GALESBURG, INC.	12/27/1990
2110539	CUMMINS PROFESSIONAL DRIVERS ASSOCIATION, INC.	12/27/1990
2110582	COMMERCIAL PROPERTIES, INC.	12/27/1990
2111453	VANTAGE FUNDING CORPORATION	12/27/1990
2111604	MOG HOLDING COMPANY	12/27/1990
2111828	TELEFOCUS, INC.	12/27/1990
2112379	CRL HOLDING INC.	12/27/1990
2113206	URLINGTON CORPORATION	12/27/1990
2113655	ENERGY HOLDINGS CORPORATION	12/27/1990
2113718	EUROMATIC, INC.	12/27/1990

FILE NO.	CORPORATION NAME	EFFECTIVE DATE

2113785	EQUATORIAL INVESTMENT COMPANY	12/27/1990
2113906	PACE JEAN CO. (USA) INC.	12/27/1990
2114107	AUTOMATION MARKETING, INC.	12/27/1990
2114523	NEW QUADTREE CORPORATION	12/27/1990
2114531	SOONER DEFENSE OF FLORIDA, INC.	12/27/1990
2114541	LAKE CHARLES HOTELS GROUP, INC.	12/27/1990
2114563	EXECUTIVE RESOURCES INTERNATIONAL OF CALIFORNIA, INC.	12/27/1990
2115258	ASTHMA AND ALLERGY HOSPITAL OF AMERICA, INC.	12/27/1990
2115790	INTELLI-SERVICES, INC.	12/27/1990
2115905	WESTWOOD OPTIONS, INC.	12/27/1990
2116099	PIANO PARTNERS INC.	12/27/1990
2116111	BERZIEL, MCGAVRAN & ASSOCIATES COMPANY, INC.	12/27/1990
2116145	NEWTHERAPEUTICS INC.	12/27/1990
2116505	DATA AMERICA CORPORATION	12/27/1990
2116615	SHOE-TOWN (NEV.), INC.	12/27/1990
2116674	FIRST IMPRESSIONS – THE AMENITIES COMPANY, INC.	12/27/1990
2116727	YOGO, INC.	12/27/1990
2117136	PCMA, INC.	12/27/1990
2117139	AMERICAS MIDDLE EAST CONSULTANTS, LTD.	12/27/1990
2117664	STURGIS NEWPORT GROUP, INC.	12/27/1990
2117730	MVR, INC.	12/27/1990
2117733	UP INTERCONTINENTAL, INC.	12/27/1990
2117735	MARTOM DIGITAL, INC.	12/27/1990
2117785	PLEXUS COMPUTERS, INC.	12/27/1990
2117984	GEMSQUARE CORPORATION	12/27/1990
2118014	TAVCO ENTERPRISES, INC.	12/27/1990
2118779	MEDICAL A.I.D.S. TECHNOLOGIES, INC.	12/27/1990
2118926	SET/NET, INC.	12/27/1990
2119021	PRIME-COAT TECHNOLOGY, INC.	12/27/1990
2119114	SHEA ASSOCIATES INC.	12/27/1990
2119486	BUCKATWO, INC.	12/27/1990
2119593	TREASURE QUEST, INC.	12/27/1990
2119812	NATIONAL INVESTORS COUNCIL, INC.	12/27/1990
2119838	GENERAL REPORTING COMPANY, INC.	12/27/1990
2119888	WNYB-TV, INC.	12/27/1990
2120168	YOGO SALES, INC.	12/27/1990
2120217	AMERICA’S COUNTRY ROADS INNS, INC.	12/27/1990
2120448	PSDS ENERGY, INC.	12/27/1990
2120452	RAMOS/CARTHAGE COMPANY	12/27/1990
2120612	ATS-KANSAS CITY, INC.	12/27/1990
2120897	ADVANCED TELECOMMUNICATIONS & TECHNOLOGIES CORPORATION	12/27/1990
2120919	CRT SECURITIES, INC.	12/27/1990
2121314	FCB ACQUISITION COMPANY, INC.	12/27/1990
2121965	CAN’ AMERICAN STUDY GROUP LTD.	12/27/1990
2121981	NUMBER 10 INC.	12/27/1990
2122219	ODS, INC.	12/27/1990
2122311	SAMUEL, INC.	12/27/1990
2122364	HEADINGTON PROPERTIES, INC.	12/27/1990
2122428	A-DREAM HOME INC.	12/27/1990
2122440	JEFFERSON BANKING GROUP INC.	12/27/1990

FILE NO.	CORPORATION NAME	EFFECTIVE DATE

2122676	CANTON INVESTMENTS, INC.	12/27/1990
2123014	S.I.P. (U.S.A.) INC.	12/27/1990
2123353	TRAFFIC SAFETY, INC.	12/27/1990
2123506	GEO EAST MESA, INC.	12/27/1990
2123556	TLC MARKETING CORP.	12/27/1990
2123636	CARIBBEAN COMMODITIES CORPORATION	12/27/1990
2123654	THE ANDRE PERRY GROUP USA, LIMITED	12/27/1990
2124475	WOOD GUNDY INVESTMENT ADVISORS INC.	12/27/1990
2124520	AFC ACQUISITION, INC.	12/27/1990
2124623	TRACO-GOODSON HOLDINGS INC.	12/27/1990
2124691	GREAT FALLS BROADCASTING COMPANY, INC.	12/27/1990
2124759	LOCKTON ENTERPRISES, INC.	12/27/1990
2125437	GOOD HEALTH SCREENING CLINICS, INC.	12/27/1990
2125791	NY MILLSPORT VENTURE GROUP, INC.	12/27/1990
2125848	NEAVYN VIDEO AND APPLIANCE CORPORATION	12/27/1990
2126080	THE SUTTON CORPORATION	12/27/1990
2126342	COMMERCIAL BONDED WAREHOUSE CO.	12/27/1990
2126522	FOR HOLDING, INC.	12/27/1990
2126545	SUN ALLIANCE COMPANY	12/27/1990
2126651	EXP SOFTWARE, INC.	12/27/1990
2126822	NNB INC.	12/27/1990
2126994	CONTOUR WINDOW FASHIONS, INC.	12/27/1990
2127730	SUTHERLAND MAGAZINES, INC.	12/27/1990
2127793	THE O’DAY CORPORATION	12/27/1990
2127950	FREEDOM HEAT, INC.	12/27/1990
2128183	WINDSOR LINE (U.S.A.) LTD.	12/27/1990
2128441	CONSTRUCTION ENGINEERS AND BUILDERS, INC.	12/27/1990
2128610	TELECOMMUNICATION PRODUCTS SUPPLY COMPANY	12/27/1990
2128612	D.C. INVESTMENT CORP.	12/27/1990
2128753	I.C.E. SHIPOWNERS, INC.	12/27/1990
2129166	ULTRA MAGAZINE, INC.	12/27/1990
2129502	QUEST PARTNERS LTD.	12/27/1990
2129592	BRA-CON INDUSTRIES, INC.	12/27/1990
2129628	CARIBBEAN INDUSTRIES CORPORATION	12/27/1990
2129748	METAPHOR COMPUTER SYSTEMS, INC.	12/27/1990
2130013	MIDLANDS HEALTH NETWORK, INC.	12/27/1990
2130492	PMCC ACQUISITION CORPORATION	12/27/1990
2130496	ASBESTOS SURVEYS AND TRAINING, INC.	12/27/1990
2130613	MISSION RESOURCES DEVELOPMENT CORPORATION	12/27/1990
2130801	CAPITAL ADVANCEMENT, INC.	12/27/1990
2131015	HEATHER BIOELECTRONICS, INC.	12/27/1990
2131034	AT&T INDIA LTD.	12/27/1990
2131151	AUTO PART MART, INC.	12/27/1990
2131252	QUBIX GRAPHIC SYSTEMS INCORPORATED	12/27/1990
2131268	NOWSCO WELL SERVICE (U.S.) INC.	12/27/1990
2131447	GEOSCIENCE (U.S.A.), INC.	12/27/1990
2131511	CAPITOL CLOCK COMPANY, INC.	12/27/1990
2131858	MWB, INC.	12/27/1990
2132738	CAMEO LAKE CONSULTANCY INC.	12/27/1990
2133026	THE PAINT FACTORY, INC.	12/27/1990

FILE NO.	CORPORATION NAME	EFFECTIVE DATE

2133550	MCBRIDE’S FOR KIDS, INC.	12/27/1990
2133607	MARYLAND HUMAN SERVICES FINANCING, INC.	12/27/1990
2133641	CURIE POINT SYSTEMS, INC.	12/27/1990
2133717	LUMBER EXPRESS, INC.	12/27/1990
2134075	HOSPITALITY GROUP OF TURF VALLEY, INC.	12/27/1990
2134123	INTERNATIONAL TECHNOLOGY AND ENERGY CORPORATION	12/27/1990
2134387	IN SCRIBE, INC.	12/27/1990
2134605	HOSPITALITY GROUP OF BOWLING GREEN, INC.	12/27/1990
2134812	TRAMS ENTERPRISES, INC.	12/27/1990
2134858	EXP, INC.	12/27/1990
2134993	ROSECLIFF INVESTMENTS, INC.	12/27/1990
2135364	MCNINI, INC.	12/27/1990
2135679	CALIFORNIA LITE CORP.	12/27/1990
2136019	THE HILKRAT CORPORATION	12/27/1990
2136358	HOSPITALITY GROUP OF THE POCONOS, INC.	12/27/1990
2136391	OCEAN PRODUCTIONS CORPORATION	12/27/1990
2136765	ADAPTIVE INTELLIGENCE CORPORATION	12/27/1990
2136881	MIDATLANTIC ELECTRONIC TECHNOLOGIES, INC.	12/27/1990
2136988	MITCHELL & COMPANY, INC.	12/27/1990
2137021	HILLSBOROUGH ACQUISITION CORPORATION	12/27/1990
2137074	OCEAN PICTURES CORPORATION	12/27/1990
2137326	THIRD AVENUE AVIATION CORPORATION	12/27/1990
2137748	LEVINSON ATLANTIC, INC.	12/27/1990
2137770	OFF SHORE (DELAWARE) INC.	12/27/1990
2137809	WATER STREET DEVELOPMENT CORPORATION	12/27/1990
2138062	POTOMAC ENERGY CORPORATION	12/27/1990
2138155	CIRCLE K ACQUISITION SUB INC.	12/27/1990
2138804	PLASTIC TECHNOLOGIES, INC.	12/27/1990
2138960	KILLER B’S, INC.	12/27/1990
2139107	KNOWLEDGE INTERNATIONAL, INC.	12/27/1990
2139179	TRAPPINGS, INC.	12/27/1990
2139470	ALARM CENTRAL FOR TRAVELERS, INC.	12/27/1990
2140092	GOLDEN RIVER HOLDINGS, INC.	12/27/1990
2140272	RANCH DEVELOPMENT COMPANY	12/27/1990
2140278	GEOTECH ENERGY CONVERSION CORPORATION	12/27/1990
2140284	WESTDALE INVESTMENTS I, INC.	12/27/1990
2140399	MIDLAND BRICK CORPORATION OF IOWA	12/27/1990
2140400	M-9, INC.	12/27/1990
2140401	M-6, INC.	12/27/1990
2140402	M-7, INC.	12/27/1990
2140403	M-4, INC.	12/27/1990
2140404	M-3, INC.	12/27/1990
2140405	MIDLAND BRICK CORPORATION OF MISSOURI	12/27/1990
2140408	M-10, INC.	12/27/1990
2140410	M-5, INC.	12/27/1990
2140415	K-8, INC.	12/27/1990
2140474	IJ ACQUISITION CO.	12/27/1990
2140916	SCSI ACQUISITION CORP.	12/27/1990
2141314	HENRY ANSBACHER MEDIA FUND, INC.	12/27/1990
2141315	HENRY ANSBACHER INTERNATIONAL, INC.	12/27/1990

FILE NO.	CORPORATION NAME	EFFECTIVE DATE

2141450	BAILEY, MARTIN & APPEL CAPITAL, INC.	12/27/1990
2141474	VICTOR PACKAGING CORPORATION	12/27/1990
2141615	BRIDGE CAPITAL CORPORATION	12/27/1990
2141646	KAY’S KASTLES MANAGEMENT, INC.	12/27/1990
2142086	HARRISON-ROSS HOLDINGS, INC.	12/27/1990
2142172	TEXAS FIRST SECURITIES CORPORATION	12/27/1990
2142414	HOSPITALITY GROUP OF AVALON, INC.	12/27/1990
2143560	AVIDYNE GROUP, LTD.	12/27/1990
2143798	TECHNOLOGY FUNDING, INC.	12/27/1990
2144291	PRIME SPORTS PARK, INC.	12/27/1990
2144985	HOLNEC – HOLDERBANK NEUCHATEL INC.	12/27/1990
2145053	EQUINETECH, INC.	12/27/1990
2145199	MCLAB, INC.	12/27/1990
2146159	MOWINCKEL MANAGEMENT US INC.	12/27/1990
2146680	LFI CAPITAL CORPORATION	12/27/1990
2146748	THE MATRIX GROUP, INC.	12/27/1990
2147001	DATA RACE, INC.	12/27/1990
2147638	MUTUAL OIL COMPANY, INC.	12/27/1990
2147641	MCCULLOUGH SNAPPY SERVICE OIL CO., INC.	12/27/1990
2147795	TELECOM TRADER CORP.	12/27/1990
2147799	CURTIS SHIPPING COMPANY	12/27/1990
2147811	TRANSTEL INTERNATIONAL, INC.	12/27/1990
2148618	SOUTHERN COMMERCIAL CREDIT CORPORATION	12/27/1990
2148665	SYNERGY GROUP HOLDINGS INC.	12/27/1990
2148703	THE BRADGATE COMPANY, INC.	12/27/1990
2148724	INTEGRATED MEDIA GROUP LTD.	12/27/1990
2148776	TEN OUT OF TEN LIMITED	12/27/1990
2149584	AWARD FOOTWEAR CORP (DEL.)	12/27/1990
2149590	HISPANIC MARKETING SERVICES CORPORATION	12/27/1990
2149815	NORFOLK-COLONY ACQUISITION CORPORATION	12/27/1990
2149816	FIHC MORTGAGE SECURITIES, INC.	12/27/1990
2150361	JOEL CABLE, INC.	12/27/1990
2150614	OILFIELD TECHNOLOGY SERVICES, LTD.	12/27/1990
2150950	GARAHAN BROTHERS, INC.	12/27/1990
2151184	SAV-ON-STAMPS, INC.	12/27/1990
2151592	TILTS CORPORATION	12/27/1990
2152044	U.P.P., INC.	12/27/1990
2152046	TYBORE, INC.	12/27/1990
2152047	BIO HOLDINGS, INC.	12/27/1990
2152310	SOUTHGATE SHOPPING CENTER, INC.	12/27/1990
2152978	COMMUNICATIONS NETWORK MANAGEMENT, INC.	12/27/1990
2153276	FRAGRANCES UNLIMITED, INC.	12/27/1990
2153400	MSH-2, INC.	12/27/1990
2153408	MSH-3, INC.	12/27/1990
2153451	CHARLES A.L., INC.	12/27/1990
2153812	AUDIO VENTURES, INC.	12/27/1990
2154396	CORINTH INCORPORATED	12/27/1990
2154399	MBC, INC.	12/27/1990
2154693	BARAKAT WALKER AND COMPANY	12/27/1990
2154695	OVERSEAS TRADING COMPANY	12/27/1990

FILE NO.	CORPORATION NAME	EFFECTIVE DATE

2155137	PIP HOLDINGS CORPORATION	12/27/1990
2155561	MORSEA INC.	12/27/1990
2156621	INTERTECH HOLDINGS (U.S.) INC.	12/27/1990
2156827	AMERICAN FINANCIAL MORTGAGE CORP.	12/27/1990
2156907	ONE DAY SIGNS OF FLORIDA, INC.	12/27/1990
2156908	ONE DAY SIGNS OF PINELLAS, INC.	12/27/1990
2156910	ONE DAY SIGNS OF GEORGIA, INC.	12/27/1990
2157182	TICA INDUSTRIES, INC.	12/27/1990
2157201	C/S ASSOCIATES II, INC.	12/27/1990
2157220	FIRESTONE GROUP, INC.	12/27/1990
2157340	OMEGA RESOURCE RECOVERY, INC.	12/27/1990
2157486	HEALTH CONSULTANTS, INC.	12/27/1990
2157529	N. E. T. - SUB, INC.	12/27/1990
2157890	WORLDSTYLE, INC.	12/27/1990
2157897	AUTOSAFE, INC.	12/27/1990
2158248	THE TRANSPORTER, INC.	12/27/1990
2158581	FORTUNE ENERGY INC.	12/27/1990
2159132	TRANS ATLANTIC CORPORATION	12/27/1990
2159363	AMERICAN TEXTILE PARTNERS, INC.	12/27/1990
2159566	GENICS, INC.	12/27/1990
2159662	FIRST ATLANTA COMPANY	12/27/1990
2159776	BUTTON DOWNS, INC.	12/27/1990
2159792	WAC SUB II, INC.	12/27/1990
2159793	WAC SUB I, INC.	12/27/1990
2160249	WJS/SEC INC.	12/27/1990
2160588	BAIRD FARM INC.	12/27/1990
2160592	TELE-HOLDINGS, INC.	12/27/1990
2160821	MPM HOLDING CORPORATION	12/27/1990
2160991	COMMUNITY PROVIDER CORPORATION	12/27/1990
2161060	ROYAL INVESTMENT GROUP INC.	12/27/1990
2161362	UNITED PLASTICS SERVICES INC.	12/27/1990
2161622	TLC LEASE MANAGEMENT, INC.	12/27/1990
2161850	SHANKLY CORPORATION N. V.	12/27/1990
2161870	HAPPLE CORPORATION N. V.	12/27/1990
2161957	HOSPITALITY GROUP OF BOCA RATON, INC.	12/27/1990
2161964	HOSPITALITY GROUP OF CLEARWATER, INC.	12/27/1990
2163238	VL CORPORATE SERVICES INC.	12/27/1990
2163240	WIN INTERNATIONAL INC.	12/27/1990
2163392	DURALUMEN, INC.	12/27/1990
2163450	ALPHA COMPUTERS INCORPORATED	12/27/1990
2163595	LA GRIFFE, INC.	12/27/1990
2164605	RAWLINS PRODUCTS, INC.	12/27/1990
2164963	SCANLAN COMMUNICATIONS, INC.	12/27/1990
2165074	AUTOMATED TAX PREPARES OF AMERICA, INC.	12/27/1990
2165514	FLORACORP INTERNATIONAL, INC.	12/27/1990
2165544	GITANO BOYSWEAR, INC.	12/27/1990
2165599	DIVERSIFIED REAL PROPERTIES CORP.	12/27/1990
2165722	FINANCIAL HOLDINGS, INC.	12/27/1990
2166270	EXECUTIVE EXPRESS, INC.	12/27/1990
2166696	ANFAG RESOURCES (WEST) INCORPORATED	12/27/1990

FILE NO.	CORPORATION NAME	EFFECTIVE DATE

2166740	VENTURE AMERICA, INC.	12/27/1990
2166855	VICON ACQUISITION CORP.	12/27/1990
2166856	SAXTON ACQUISITION CORP.	12/27/1990
2166865	VITEL ACQUISITION CORP.	12/27/1990
2166869	SYNCON INTERNATIONAL, INC.	12/27/1990
2166961	STERLING PROPERTIES ASSOCIATES, INC.	12/27/1990
2167084	HOUSE MINDERS OF AMERICA, INC.	12/27/1990
2167236	ROBOTIC APPLICATIONS, INC.	12/27/1990
2167500	DIC HOLDINGS CORP. II	12/27/1990
2167586	CENTRAL TRANSPORTATION COMPANY	12/27/1990
2167938	TSD REMEDIAL SERVICES CORPORATION	12/27/1990
2168752	UNITED STATES BROADCASTING, INC.	12/27/1990
2168845	SIERRA SOUND STUDIO, INC.	12/27/1990
2169429	TWIN TYERS (WORLD), INC.	12/27/1990
2169702	AVIATION INVESTORS, INC.	12/27/1990
2169726	GEO COLDWATER CREEK, INC.	12/27/1990
2169822	PIONEER CONSTRUCTION ELECTRIC CORPORATION	12/27/1990
2169824	FIVE STAR FINANCIAL CORPORATION	12/27/1990
2170688	COMMANDER CORP.	12/27/1990
2170944	HERITAGE CORPORATION	12/27/1990
2171039	INTERNATIONAL TRAVEL SHOW USA, INCORPORATED	12/27/1990
2171057	SUPERIOR WESTERN CORPORATION	12/27/1990
2171466	VITAL ASSETS GROUP, INC.	12/27/1990
2171527	HYPERFORMANCE ARMOR, INC.	12/27/1990
2172242	CRANSTAL U.S.A., INC.	12/27/1990
2172297	TRIAD ACQUISITION CORPORATION	12/27/1990
2172372	CH4 ENERGY PARTNERS, INC.	12/27/1990
2172538	HMI ACQUISITION CORPORATION III	12/27/1990
2172740	BEST AMERICAN FINANCIAL CORPORATION	12/27/1990
2172897	ZEON LTD.	12/27/1990
2173562	ALLIED CHALLENGE INTERNATIONAL, INC.	12/27/1990
2173658	VIPAGE, INC.	12/27/1990
2174156	GEORGE BARNARD BROADCASTING, INC.	12/27/1990
2174213	PIXCOM OF AMERICA, INC.	12/27/1990
2174372	RICHMOND SECURITIES COMPANY	12/27/1990
2175398	FLEXIPORT U.S. CORP.	12/27/1990
2175632	DAH WAY CORPORATION	12/27/1990
2177051	INTRACEL U.S., INC.	12/27/1990
2177194	ELHO (USA), INC.	12/27/1990
2177384	PARKLANDS ASSOCIATION OF THE DISTRICT OF COLUMBIA, INC.	12/27/1990
2177663	W-S-N CO.	12/27/1990
2177664	SENTINEL GROUP OF OHIO, INC.	12/27/1990
2177666	SENTINEL TOLEDO, INC.	12/27/1990
2177835	C/S ASSOCIATES V, INC.	12/27/1990
2178300	AHII, INC.	12/27/1990
2179404	LABARGE ACQUISITION CORPORATION	12/27/1990
2179654	CLEAN AMERICA, INC.	12/27/1990
2179872	KAR KRAFT REGIONAL SALES CO. OF NEW YORK, INC.	12/27/1990
2180600	ACHORN MANAGEMENT, INC.	12/27/1990
2181308	THIELENHAUS CORPORATION	12/27/1990

FILE NO.	CORPORATION NAME	EFFECTIVE DATE

2184722	MORSE BOULGER INTERNATIONAL CORP.	12/27/1990
2188510	WORTHING RELATED WESTERN INC.	12/27/1990
2188512	WORTHING RELATED SOUTHEAST INC.	12/27/1990
2188639	WORTHING RELATED WESTERN CONSTRUCTORS INC.	12/27/1990
2190790	WEAVER BROS. COMMERCIAL REALTY, INC.	12/27/1990
2193002	GOLD DISC INC.	12/27/1990
2193761	HENRYVILLE COMMUNITY RADIO, INC.	12/27/1990
NUMBER OF RESIGNED CORPORATIONS	1157

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 02/21/1992
920525199 - 2050937

CERTIFICATE OF RESTORATION AND REVIVAL OF
CERTIFICATE OF INCORPORATION
OF
UNICHAPPELL MUSIC INC.

It is hereby certified that:

1.             The name of the corporation (hereinafter called the “corporation”) is Unichappell Music Inc.

2.             The corporation was organized under the provisions of the General Corporation Law of the State of Delaware, on the 18th day of December, 1984.

3.             The address or the registered office of the corporation in the State of Delaware and the name of the registered agent at such address are as follows: The Prentice-Hall Corporation System, Inc., 32 Loockerman Square, Suite L-100, Dover, Delaware 19901, County of Kent.

4.             The corporation hereby procures a restoration and revival of its certificate of incorporation, which became inoperative by law on February 25, 1991 pursuant to Section 136(c) of the General Corporation Law of the State of Delaware.

5.             The certificate of incorporation of the corporation, which provides for and will continue to provide for, perpetual duration, shall, upon the filing of this Certificate of Restoration and Revival of the Certificate of Incorporation in the Department of State of the State of Delaware, be restored and revived and shall become fully operative on February 24, 1991.

6.             This Certificate of Restoration and Revival of the Certificate of Incorporation is filed by authority of the duly elected directors as prescribed by Section 312 of the General Corporation Law of the State of Delaware.

Signed and attested to on February 14, 1992.

/s/ Warren A. Christie
Warren A. Christie-Vice President

/s/ Joan T. Pincus
Joan T. Pincus-Asst. Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 10:00 AM 05/14/1996
960139455 - 2050937

CERTIFICATE OF CHANGE OF REGISTERED AGENT

AND

REGISTERED OFFICE

*****

Unichappell Music Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

The present registered agent of the corporation is The Prentice-Hall Corporation System, Inc. and the present registered office of the corporation is in the county of New Castle.

The Board of Directors of  “THE COMPANY”.

adopted the following resolution on the 1st day of May 1996.

Resolved, that the registered office of  “THE COMPANY”.

In the state of Delaware be and it hereby is changed to Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, and the authorization of the present registered agent of the corporation be and the same is hereby withdrawn, and THE CORPORATION TRUST COMPANY, shall be and is hereby constituted and appointed the registered agent of this corporation at the address of its registered office.

IN WITNESS WHEREOF, “THE COMPANY” has caused this statement to be signed by Marie N. White, its Assistant Secretary this 14th day of May, 1996.

By:	/s/ MARIE N. WHITE, ASSISTANT SECRETARY
MARIE N. WHITE, ASSISTANT SECRETARY